Exhibit 10.38

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE AVENZO THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO AVENZO THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO.1 TO COLLABORATION, EXCLUSIVE OPTION AND LICENSE AGREEMENT

This AMENDMENT NO.1 TO COLLABORATION, EXCLUSIVE OPTION AND LICENSE AGREEMENT (this “Amendment”) is entered into as of November 26, 2024 (the “Amendment Effective Date”) by and between Avenzo Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (“Avenzo”), with offices located at 12707 High Bluff Drive, Suite 200, San Diego, California 92130, United States, and VelaVigo (Shanghai) Limited, a corporation organized and existing under the laws of China (“VelaVigo”), with offices located at Building 1, 215 Fute South Rd, WGQ Free Trade Zone, Pudong, Shanghai, and for purposes of Sections 5.8 and 5.9, Article 18 and Article 19 of the License Agreement, VelaVigo Bio, Inc., a corporation organized and existing under the laws of the State of Delaware (“VelaVigo US”), with offices located at 651 N. Broad Street, Suite 308, Middletown, Delaware 19709, USA. VelaVigo, VelaVigo US, and Avenzo may be referred to in this Amendment individually as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, VelaVigo, VelaVigo US and Avenzo entered into that certain collaboration, exclusive option and license agreement on November 16, 2024 (the “License Agreement”), pursuant to which VelaVigo granted Avenzo an exclusive option to obtain exclusive rights to develop, manufacture and commercialize products containing Nectin4/TROP2 ADCs in the Avenzo Territory (each as defined in the License Agreement), subject to the terms and conditions of the License Agreement; and

WHEREAS, the Parties wish to amend the timing of the upfront payment under the License Agreement in accordance with Section 19.8 of the License Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, VelaVigo and Avenzo hereby agree as follows:

1.	Amendment to Section 12.1 of the License Agreement (Upfront Payment). Section 12.1 of the License Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

12.1 “Upfront Payment. In partial consideration of the licenses and rights granted by VelaVigo to Avenzo hereunder, Avenzo will pay to VelaVigo a one-time, non-refundable, and non-creditable payment of $[***] (a) within [***] Business Days after [***] or (b) within [***] days after the Effective Date, whichever occurs first.”

2.

Effectiveness. This Amendment shall become effective upon execution by the Parties hereto. Except to the extent the same has been amended by the terms of this Amendment, the other terms and conditions in the License Agreement shall remain in full force and effect.

3.

Definitions. Unless otherwise defined in this Amendment, capitalized terms and expressions not defined herein shall have the respective meanings ascribed to them in the License Agreement. From and after the Amendment Effective Date, the words “this Agreement,” “herein,” “hereof” and other like words in the License Agreement shall mean and include the License Agreement as amended hereby.

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, U.S., without regard to the conflicts of law provisions thereof.

5.	Counterparts. This Amendment may be executed in counterparts, with the same effect as if the Parties executing the counterparts had all executed one counterpart.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Effective Date.

VelaVigo (Shanghai) Limited		Avenzo Therapeutics, Inc.

By:	/s/ Jing Li, PhD, MD	By:	/s/ Athena Countouriotis, MD
Name: Jing Li, PhD, MD		Name: Athena Countouriotis, MD
Title: CEO		Title: President and CEO

VelaVigo Bio, Inc.

By:	/s/ Jing Li, PhD, MD
Name: Jing Li, PhD, MD
Title: CEO

[Signature Page to Amendment No.1 to Collaboration, Exclusive Option and License Agreement]